                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                               As of June 28, 2002

Liberty Livewire Corporation
520 Broadway
Santa Monica, CA  90401

Ladies and Gentlemen:

               Reference is made to the Credit Agreement, dated as of December 22, 2000 (as amended by Amendment No. 1, dated as of November 1, 2001, and as further amended by Amendment No. 2, dated as of March 26, 2002, the "CREDIT AGREEMENT") among LIBERTY LIVEWIRE CORPORATION, a Delaware corporation (the "BORROWER"), the several Lenders from time to time parties to the Credit Agreement, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, BANK OF AMERICA, N.A., as Issuer and Swingline Lender, BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY INC., as Syndication Agent, and THE BANK OF NEW YORK COMPANY, INC., as Documentation Agent. Terms used but not defined in this letter agreement shall have the meanings ascribed to such terms in the Credit Agreement.

               The Borrower has informed the Administrative Agent and the Lenders of its intention (i) to borrow up to an additional $25,000,000 under the Liberty Debt Documents for the exclusive purpose of (a) purchasing capital assets and (b) paying up to $3,750,000 to Mr. Paul Dujardin pursuant to an arbitration award dated June 13, 2002 (the "DUJARDIN AWARD") and (ii) to amend the Liberty Debt Documents solely to modify the conversion rights set forth in
Section 8 of the First Amended and Restated Credit Agreement, dated as of December 22, 2000, between Liberty Media and the Borrower (the "LIBERTY CREDIT AGREEMENT") with respect thereto. The Borrower has requested that the Administrative Agent and all the Lenders consent to such amendment of Section 8 of the Liberty Credit Agreement and that, notwithstanding the provisions of the Liberty Subordination Agreement, but subject to satisfaction of the conditions set forth below, the Administrative Agent and all the Lenders consent to the repayment of such additional $25,000,000 of Liberty Debt prior to the Senior Indebtedness (as defined in the Liberty Subordination Agreement) having been indefeasibly paid in full in cash, it being understood that such consent would apply only to the next $25,000,000 of principal of Liberty Debt incurred (without regard to any payments).

               By your signature below, you hereby (i) represent that there is no Default or Event of Default that has occurred and is continuing under the Loan Documents, (ii) represent that, as of the date hereof, (w) the drawn amount under the Liberty Debt Documents is $206,191,736, (x) the remaining availability under the Liberty Debt Documents (subject to the terms set forth in the Liberty Debt Documents) is $107,408,264 and (y) there is no condition that the Borrower could not satisfy in order to draw such remaining availability, and
(iii) agree that, except with respect to the specific matters set forth above, this letter agreement does not


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modify any of the obligations of the Borrower or any Loan Party or any of the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement.

               The Lenders signatory hereto and the Administrative Agent hereby agree that (I) notwithstanding the provisions of the Liberty Subordination Agreement, the Borrower shall be permitted to repay the next additional $25,000,000 of principal of Liberty Debt referred to above prior to the Senior Indebtedness having been indefeasibly paid in full in cash, (II) notwithstanding
Section 6.15 of the Credit Agreement and Section 7(c) of the Liberty Subordination Agreement, the Borrower and Liberty Media may amend Section 8 of the Liberty Credit Agreement solely to modify the conversion rights set forth therein with respect to such additional $25,000,000 of Liberty Debt, (III) the repayment of such additional $25,000,000 of Liberty Debt shall not constitute a distribution of dividends for purposes of Section 6.1(c) of the Credit Agreement
(IV) the repayment of such additional $25,000,000 of Liberty Debt does not violate Section 6.7(b) of the Credit Agreement, (V) the transactions contemplated by this letter agreement do not violate Section 6.9 of the Credit Agreement, (VI) to the extent that all or any portion of the Dujardin Award is paid utilizing such additional $25,000,000 of Liberty Debt, the amount paid in respect of the Dujardin Award shall not be included in the calculation of Net Income and (VII) the execution of this letter agreement shall not be construed as an amendment of the Liberty Debt Documents except as authorized in clause
(II) of this paragraph with respect to Section 8 of the Liberty Credit Agreement, provided that:

               (i) such repayment shall be funded solely with the proceeds of additional equity contributions from Liberty Media or any of its Affiliates (other than the Borrower and its Subsidiaries) in the form of cash or cash equivalents (it being understood that marketable securities shall be deemed as cash equivalents) made after the date of such additional borrowing;

               (ii) at the time of such repayment, no Default or Event of Default shall have occurred and be continuing under the Loan Documents;

               (iii) after giving effect to such repayment, the Borrower shall be in compliance with all of the financial covenants set forth in Section 6.1 of the Credit Agreement; and

               (iv) promptly upon execution of the amendment authorized in clause (II) above, the Borrower shall provide a true and complete executed copy of such amendment to the Administrative Agent and the Administrative Agent shall have confirmed that only Section 8 the Liberty Credit Agreement has been amended.

The Lenders' and the Administrative Agent's agreement set forth above is predicated upon the representations, warranties and covenants contained in the preceding paragraphs.

               By your signature below, you further agree that upon any draw on the additional $25,000,000 of Liberty Debt, the Borrower shall provide such documentation as the Administrative Agent may reasonably request to demonstrate that such draw has been utilized solely for the purposes permitted by this letter agreement.

               This letter agreement shall not be construed as an amendment or novation of the Credit Agreement.


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               This letter agreement may be executed in one or more
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. This letter agreement shall become effective upon the granting of the consent, which shall be evidenced by the execution of a counterpart of this letter by all the Lenders. Delivery of an executed counterpart of this letter agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

               THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                        3
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                                            Sincerely,


                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent

                                            By: /s/ THOMAS J. KANE
                                               -------------------------------
                                               Name:  Thomas J. Kane
                                               Title: Principal


                                            THE LENDERS:

                                            BANK OF AMERICA, N.A.


                                            By: /s/ THOMAS J. KANE
                                               -------------------------------
                                               Name:  Thomas J. Kane
                                               Title: Principal


                                            CITICORP USA, INC.


                                            By: /s/ JEFFREY ROTHMAN
                                               -------------------------------
                                               Name:  Jeffrey Rothman
                                               Title: Director
                                                      (415) 627-6348


                                            THE BANK OF NEW YORK COMPANY, INC.


                                            By: /s/ JOHN C. LAMBERT
                                               -------------------------------
                                               Name:  John C. Lambert
                                               Title: Authorized Signer


                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                            By: /s/ MOIRA A. DUNCAN
                                               -------------------------------
                                               Name:  Moira A. Duncan
                                               Title: Senior Risk Manager

                                            ROYAL BANK OF CANADA


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            ING (U.S.) CAPITAL LLC


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            BNP PARIBAS


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            MIZUHO CORPORATE BANK, LTD.


                                            By: /s/ MASAHITO FUKUDA
                                               -------------------------------
                                               Name:  Masahito Fukuda
                                               Title: Senior Vice President
                                                      and Group Head


                                            THE GOVERNOR AND COMPANY OF THE BANK
                                            OF IRELAND


                                            By: /s/ GERALDINE HANNON
                                               -------------------------------
                                               Name:  Geraldine Hannon
                                               Title: Authorised Signatory


                                            By: /s/ MARY CONNOLLY
                                               -------------------------------
                                               Name:  Mary Connolly
                                               Title: Authorised Signatory

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            U.S. BANK N.A.


                                            By: /s/ KENNETH D. BROWN
                                               -------------------------------
                                               Name:  Kenneth D. Brown
                                               Title: Vice President


                                            EAST WEST BANK


                                            By: /s/ NANCY A. MOORE
                                               -------------------------------
                                               Name:  Nancy A. Moore
                                               Title:
                                                      East West Bank


Acknowledged and Agreed to:

LIBERTY LIVEWIRE CORPORATION


By: /s/ WILLIAM E. NILES
   -------------------------------
Name:  William E. Niles
Title: Executive Vice President

LIBERTY MEDIA CORPORATION


By: /s/ ELIZABETH M. MARKOWSKI
   -------------------------------
Name:  Elizabeth M. Markowski
Title: Senior Vice President